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                                                                    Exhibit 10.5

                     BOSTON PROPERTIES LIMITED PARTNERSHIP

                          CERTIFICATE OF DESIGNATIONS

              ESTABLISHING AND FIXING THE RIGHTS, LIMITATIONS AND
                   PREFERENCES OF A SERIES OF PREFERRED UNITS

                    DENOMINATED THE SERIES Z PREFERRED UNITS

     Reference is made to the Second Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Boston Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), of which this Certificate of Designations (this "Certificate") shall become a part. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the main part of the Partnership Agreement. Section references are (unless otherwise specified) references to sections in this Certificate.

     WHEREAS, Section 14.1.B(3) of the main part of the Partnership Agreement permits the General Partner, without the consent of the Limited Partners, to amend the Partnership Agreement for the purpose of setting forth and reflecting in the Partnership Agreement the designations, rights, powers, duties, and preferences of holders of any additional Partnership Interests issued pursuant to Section 4.2.A of the main part of the Partnership Agreement; and

     WHEREAS, the General Partner desires by this Certificate to so amend the Partnership Agreement as of this __ day of December, 2000.

     NOW, THEREFORE, the General Partner has set forth in this Certificate the following description of the preferences and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion of a class and series of Partnership Interest to be represented by Partnership Units which shall be referred to as "Series Z Preferred Units":

     1. Designation and Number. A series of Preferred Units, designated the "Series Z Preferred Units," is hereby established.

     2. Definitions. For purposes of this Certificate of Designations, the following terms shall have the meanings indicated:

     "Adjusted Fair Market Value" shall have the meaning set forth in paragraph
(b) of Section 5 hereof.

     "Adjustment Event" shall have the meaning set forth in paragraph (d) of
Section 7 hereof.

     "Adjustment Factor" shall mean a factor equal to one (1), unless one or more Adjustment Events occur between the Signing Date and any of the Conversion Date, a Redemption Date or

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an Option Strike Date, as applicable, in which case this factor shall be recalculated pursuant to Section 7(d) hereof.

     "Constituent Person" shall have the meaning set forth in paragraph (e) of
Section 7  hereof.

     "Contribution Agreement" means that certain Contribution Agreement dated as of February 11, 2000 by and among the Owner, as named therein, on the one hand, and the Partnership, on the other hand (as may be amended, modified or supplemented from time to time).

     "Conversion Price" shall mean the Fair Market Value of a Common Unit as of either the Conversion Date or the Option Strike Date, as applicable.

     "Conversion Date" shall have the meaning set forth in Section 7(a) hereof.

     "Current Market Price" of a REIT Share or of a publicly traded security of any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the Partnership or the General Partner. "Current Market Price" of a Common Unit as of any day means the Current Market Price of a REIT Share multiplied by the Conversion Factor, as such term is defined in the main part of the Partnership Agreement.

     "Distribution Payment Date" shall mean the dates upon which the General Partner makes quarterly distributions in accordance with Section 5.1 of the main part of the Partnership Agreement.

     "Distribution Periods" shall have the meaning given such term in the main part of the Partnership Agreement.

     "Fair Market Value" shall mean the average of the daily Current Market Prices per Common Unit during the ten (10) consecutive Trading Days ending not later than (and including) the third business day immediately preceding the day in question.

     "Full Distribution Period" shall have the meaning set forth in paragraph
(a) of Section 3 hereof.

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     "Half Distribution Period" shall have the meaning set forth in paragraph
(a) of Section 3 hereof.

     "Junior Units" shall mean the Common Units and any other class or series of Partnership Units constituting junior units within the meaning set forth in paragraph (c) of Section 9 hereof.

     "Liquidation Event" shall have the meaning set forth in paragraph (a) of
Section 4 hereof.

     "Liquidation Preference" shall have the meaning set forth in paragraph (a) of Section 4 hereof.

     "Non-Electing Unit" shall have the meaning set forth in paragraph (e) of
Section 7 hereof.

     "Optional Conversion Notice" shall have the meaning set forth in paragraph
(a) of Section 6 hereof.

     "Optional Conversion Right" shall have the meaning set forth in paragraph
(a) of Section 6 hereof.

     "Option Strike Date" shall have the meaning set forth in paragraph (a) of
Section 6 hereof.

     "Parity Units" shall have the meaning set forth in paragraph (b) of Section 9 hereof.

     "Redemption Amount" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

     "Redemption Date" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

     "Redemption Notice" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

     "Redemption Requirement" shall have the meaning set forth in paragraph (a) of Section 5 hereof.

     "Reference Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

     "Registration Rights and Lock-Up Agreement" shall mean that certain Registration Rights and Lock-Up Agreement, dated as of December __, 2000, between the Company and the Holders named therein.

     "Regular Common Unit Distribution" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

     "Securities" shall have the meaning set forth in paragraph (d)(iii) of
Section 7 hereof.

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     "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units or Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series Z Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Signing Date" shall mean February 11, 2000 (the date of signing of the Contribution Agreement).

     "Stated Distribution" shall have the meaning set forth in paragraph (a) of
Section 3 hereof.

     "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange ("NYSE"), or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on such Nasdaq National Market, in the applicable securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

     "Zero Distribution Period" shall have the meaning set forth in paragraph
(a) of Section 3 hereof.

     3.   Distributions.

     (a) The holders of Series Z Preferred Units shall not be entitled to receive any distributions until and including August 11, 2001 (18 months from the Signing Date) (the "Zero Distribution Period"). After August 11, 2001 and until and including February 11, 2002 (24 months from the Signing Date) (the "Half Distribution Period"), in respect of each Distribution Payment Date, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, the holders of Series Z Preferred Units shall be entitled to receive distributions in an amount per Series Z Preferred Unit equivalent to one-half of the regular, quarterly cash distribution per Common Unit (the "Regular Common Unit Distribution") paid to holders of record of Common Units on the record date (the "Reference Record Date") established by
the General Partner with respect to such Distribution Payment Date.   After
February 11, 2002 (24 months from the Signing Date), so long as Series Z Preferred Units continue to be outstanding (the "Full Distribution Period"), in respect of each Distribution Payment Date, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, the holders of Series Z Preferred Units shall be entitled to receive Stated Distribution in an amount per Series Z Preferred Unit equivalent to the Regular

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Common Unit Distribution paid to holders of record of Common Units on the
Reference Record Date. If a Distribution Period includes portions of the Zero Distribution Period and the Half Distribution Period or parts of the Half Distribution Period and the Full Distribution Period, then the Stated Distribution shall be pro rated as appropriate on the basis of the number of days within such Distribution Period included in a Zero Distribution Period, a Half Distribution Period or a Full Distribution Period, as applicable.

     For purposes of determining the amount distributable to the holders of Series Z Preferred Units on a per Series Z Preferred Units basis (the "Stated Distribution"):

          (i) if an Adjustment Event occurs after the Signing Date, then the Stated Distribution for the applicable Distribution Period shall be calculated by multiplying the applicable Regular Common Unit Distribution by the Adjustment Factor, as recalculated to give effect to such Adjustment Event; and

         (ii) if a special cash distribution was paid to holders of Common
              Units on the Reference Record Date or at any time prior to the Reference Record Date and after the last record date for regular, quarterly cash distributions, then the Stated Distribution shall include, in addition to the Regular Distribution paid in respect of the Reference Record Date, an amount equal to the applicable proportionate share (depending on whether the payment is made during a Zero Distribution Period, a Half Distribution Period or a Full Distribution Period) of such special cash distribution paid in respect of each Common Unit (for clarity, it is noted that the effect of this sentence is to assure that in calculating the Stated Distribution the holders of Series Z Preferred Units will benefit from any cash distributions paid in respect of Common Units even if such cash distributions might not be characterized as "regular, quarterly cash distributions").

In the event that a Series Z Preferred Unit is outstanding for only a portion of a Distribution Period, then the Stated Distribution with respect to such Series Z Preferred Unit and such Distribution Period shall be determined as provided in the preceding sentence but shall then be adjusted by multiplying such amount by a fraction, the numerator of which equals the number of days such Series Z Preferred Unit had been outstanding during such period and the denominator of which shall equal the total number of days during such Distribution Period.
Such distributions shall, with respect to each Series Z Preferred Unit, be payable in arrears on each Distribution Payment Date. Each such distribution shall be payable to the holders of record of the Series Z Preferred Units, as they appear on the records of the Partnership on the applicable Reference Record Date.

     (b) During any Distribution Period, so long as any Series Z Preferred Units are outstanding, no distributions (whether in cash or in kind or upon liquidation of the Partnership), except as described in the immediately following sentence, shall be authorized and declared or paid on any series or class or classes of Parity Units for such Distribution Period, unless full distributions have been or contemporaneously are authorized and declared and paid on the Series

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Z Preferred Units for such Distribution Period. When distributions are not paid in full upon the Series Z Preferred Units and any other class or classes of Parity Units, all distributions authorized upon the Series Z Preferred Units and any other class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions unpaid on the Series Z Preferred Units and such Parity Units (which shall not include any accrual in respect of unpaid distributions for prior distribution periods if such Parity Units do not have a cumulative distribution).

     (c) During any Distribution Period, so long as any Series Z Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units, or options, warrants or rights to subscribe for or purchase Junior Units) shall be authorized and declared or paid or other distribution authorized and declared or made upon Junior Units for any period, unless the full distributions on all outstanding Series Z Preferred Units and any other Parity Units shall have been paid or are contemporaneously paid for such Distribution Period with respect to the Series Z Preferred Units.

     (d) Without limiting the other provisions hereof, no distributions on Series Z Preferred Units (other than liquidating distributions made in accordance with Section 13.2 of the main part of the Partnership Agreement and
Section 4 hereof) shall be paid by the Partnership at such time as the terms and provisions of any agreement of the Partnership or its affiliates or subsidiaries, relating to bona fide indebtedness for borrowed money, prohibits such declaration or payment or provides that such declaration or payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     (e) Upon liquidation, dissolution or winding up of the Partnership, no distributions shall be made to any series or class or classes of Junior Units until after payment shall have been made in full to the holders of any Series Z Preferred Units then outstanding, as provided in Section 4(a).

     (f) With respect to Common Units issued upon conversion of Series Z Preferred Units pursuant to Sections 6 or 7 hereof or upon redemption of Series Z Preferred Units pursuant to Section 5 hereof, the first Regular Common Unit Distribution subsequent to the date of conversion or redemption, as applicable, shall be reduced by multiplying the amount of such distribution by a fraction, the numerator of which equals the number of days such Common Units had been outstanding during the quarterly period to which such distribution relates and the denominator of which shall equal the total number of days during such quarterly period.

     4.   Liquidation Preference.
          ----------------------

     (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary ("Liquidation Event"), before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of Series Z Preferred Units shall be entitled to receive Thirty-Seven Dollars and Twenty-Five Cents ($37.25) per Series Z Preferred Unit (the "Liquidation Preference").

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     If, upon any such Liquidation Event, the assets of the Partnership, or proceeds thereof, distributable among the holders of Series Z Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series Z Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series Z Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full.

     (b) Subject to the rights of the holders of Units of any series or class or classes of Units ranking on a parity with or senior to the Series Z Preferred Units upon any such Liquidation Event, after payment shall have been made in full to the holders of the Series Z Preferred Units and Parity Units, as provided in this Section 4, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed.

     (c) After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Sections 4(a) and (b), the holders of Series Z Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

     (d) The consolidation or merger of the Partnership with or into any other corporation, partnership or entity or of any other corporation, partnership or entity with or into the Partnership, or an exchange of Units or partnership interests, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a Liquidation Event.

     5.   Redemption.
          ----------

     (a) If the Conversion Date has not occurred by August 11, 2002 (30 months after the Signing Date) the General Partner shall give written notice on that date as required below and must thereafter redeem for cash all but not less than all of the Series Z Preferred Units which have not been converted pursuant to
Section 6 or Section 7 hereof on or before the Redemption Date (as defined below). The obligation of the General Partner described in this paragraph 5(a) shall be referred to as the "Redemption Requirement." Pursuant to the Redemption Requirement, the General Partner shall deliver a notice on August 11, 2002 (30 months after the Signing Date) (the "Redemption Notice") to each holder of record of Series Z Preferred Units. The date on which the Series Z Preferred Units are to be redeemed (the "Redemption Date") shall be selected by the General Partner, shall be specified in the Redemption Notice, and shall be not less than thirty (30) days or more than sixty (60) days after August 11, 2002 (30 months after the Signing Date). The Redemption Notice shall be delivered by the General Partner to each holder of record of outstanding Series Z Preferred Units in accordance with Section 10. If the General Partner delivers a Redemption Notice to the holders of Series Z Preferred Units, such holders shall have the right, subject to Section 7(a) hereof, to convert their Series Z Preferred Units pursuant to Section 6 hereof on or before the Redemption Date. To the extent that Series Z Preferred Units are so converted, the General Partner's obligation to redeem such units shall terminate effective upon such conversion.

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     (b) Upon redemption of Series Z Preferred Units by the Partnership on the
Redemption Date, each holder of a Series Z Preferred Unit so redeemed shall be entitled to receive from the Partnership an amount in cash with respect to each Series Z Preferred Unit redeemed pursuant to the Redemption Requirement an amount (the "Redemption Amount") determined in accordance with clause (i) or clause (ii), as applicable, of this paragraph 5(b) in exchange for such Series Z Preferred Unit:

               (i) if on the Redemption Date the Adjusted Fair Market Value (as defined below) of a Common Unit is equal to or greater than the Liquidation Preference, then the Redemption Amount shall equal the product of (A) the Fair Market Value of a Common Unit as of the Redemption Date multiplied by (B) the Adjustment factor;

               (ii) If on the Redemption Date the Adjusted Fair Market Value of
                    a Common Unit is less than the Liquidation Preference, then the Redemption Amount shall equal the Liquidation Preference.

For purposes of this Section 5(b), the Adjusted Fair Market Value as of any date shall equal the Fair Market Value as of such date multiplied by the Adjustment Factor.

     (c) A Redemption Notice shall be provided in the manner provided in Section
10. Any defect in a Redemption Notice or in the mailing thereof, to any particular holder, shall not affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any Redemption Notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date of deemed delivery provided in Section 10, whether or not the holder receives the notice. Notice having been delivered as aforesaid, from and after the Redemption Date, said Series Z Preferred Units shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of Series Z Preferred Units of the Partnership shall cease (except the rights to receive cash upon such redemption).

     (d) After the redemption of Series Z Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Series Z Preferred Units held by such person immediately after such redemption.

     (e) Each Series Z Preferred Unit holder covenants and agrees with the Partnership that all Series Z Preferred Units delivered for redemption pursuant to this Section 5 shall be delivered to the Partnership free and clear of all liens, and, notwithstanding anything contained herein to the contrary, the Partnership shall not be under any obligation to redeem Series Z Preferred Units which are subject to any liens.

     (f) The rights of each holder of Series Z Preferred Unit pursuant to this Certificate of Designations in general and this Section 5 in particular arise solely from such holder ownership as a limited partner of partnership interests in the Partnership and not from such holder being a creditor of the Partnership, and none of such rights with respect to any required redemption pursuant to this
Section 5 shall constitute a "claim" as such term is defined in Section 101 of the United States Bankruptcy Code, as amended; provided, however, that any

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rights in respect of such Series Z Preferred Units shall constitute equity interests of each holder thereof hereunder, it being agreed and understood that no holder of Series Z Preferred Units is waiving any equity interest such holder has in the Partnership or any rights to assert any such interests in any bankruptcy proceeding or otherwise.


     6.   Conversion at the Option of a Holder.
          ------------------------------------

     Holders of Series Z Preferred Units shall have the right to convert all or a portion of such units into Common Units, as follows:

     (a) Subject to and upon compliance with the provisions of this Section 6, on the earlier of (A) any day from and after February 11, 2002 (24 months from the Signing Date) or (B) the effective time of a Liquidation Event or (C) the effective time of a Transaction (each such day, an "Option Strike Date"), each holder of Series Z Preferred Units, upon giving prior written notice as provided below, shall have the right to convert all or any portion of such holder's Series Z Preferred Units into a number of fully paid and non-assessable Common Units equal to the greater of (i) one (1) multiplied by the Adjustment Factor or
(ii) Liquidation Preference of the Series Z Preferred Units to be converted divided by the Conversion Price. Such right of each holder of Series Z Preferred Units described in this Section 6(a) shall be referred to as the "Optional Conversion Right."

     In order to exercise its Optional Conversion Right, a holder of Series Z Preferred Units shall deliver a notice (an "Optional Conversion Notice") in the form attached hereto as Exhibit A to the Partnership (with a copy to the General Partner) not less than 30 nor more than 60 days prior to an Option Strike Date; provided, however, that the right of a holder of Series Z Preferred Units to deliver an Optional Conversion Notice with respect to Series Z Preferred Units called for redemption pursuant to Section 5 hereof shall terminate on that date which is the third business day prior to the Redemption Date, unless the Partnership shall default in making the cash payment required upon redemption on the Redemption Date as provided in Section 5 hereof; and provided, further, however, that if the General Partner has not given to the holders of Series Z Preferred Units notice of a proposed or upcoming Liquidation Event or Transaction at least forty-five (45) days prior to the effective date of such Liquidation Event or Transaction, then holders of Series Z Preferred Units shall have the right to deliver an Optional Conversion Notice until the earlier of (x) the Twentieth day after such notice from the General Partner of a Liquidation Event or Transaction or (y) the third business day immediately preceding the effective date of the applicable Liquidation Event or Transaction.

     (b) A conversion of Series Z Preferred Units for which the holder thereof has given an Optional Conversion Notice shall occur automatically after the close of business on the applicable Option Strike Date without any action on the part of the holders of Series Z Preferred Units, and immediately after the close of business on the Option Strike Date the holders of Series Z Preferred Units who had all or a portion of their Series Z Preferred Units converted shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the Common Units issuable upon such conversion.

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     After the conversion of Series Z Preferred Units as aforesaid, the
Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units and Preferred Units held by such person immediately after such conversion.

     Each conversion shall be deemed to have been effected immediately prior to the close of business on the Option Strike Date specified in the Optional Conversion Notice and the Series Z Preferred Units so presented for conversion shall be deemed converted into Common Units at the close of business on such date, and such conversion shall be at the Conversion Price in effect on such date (unless such day is not a Business Day, in which event such conversion shall be deemed to have become effective at the close of business on the next succeeding Business Day).

     (c) No fractions of Common Units shall be issued upon conversion of the Series Z Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of a Series Z Preferred Unit, the Partnership shall pay to the holder of such Series Z Preferred Unit an amount in cash based upon the Current Market Price of Common Units on the Trading Day immediately preceding the date of conversion. If more than one Series Z Preferred Unit shall be surrendered for conversion at one time by the same holder, the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series Z Preferred Units so surrendered.

     (d) The Partnership further covenants that any Common Units issued upon conversion of the Series Z Preferred Units shall be validly issued, fully paid and non-assessable.

     (e) The Assignee of any Limited Partner pursuant to Section 11 hereof and/or Section 11 of the main part of the Partnership Agreement (and pursuant to the terms of the Registration Rights and Lock-Up Agreement) may exercise the rights of such Limited Partner pursuant to this Section 6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by the Assignee. In connection with any exercise of such rights by an Assignee of a Limited Partner, the cash amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

     (f) An Optional Conversion Notice shall be provided in the manner provided in Section 10. Any defect in an Optional Conversion Notice or in the mailing thereof to the Partnership shall not affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date of deemed delivery provided in
Section 10, whether or not the holder receives the notice.

     (g) Each Series Z Preferred Unit holder covenants and agrees with the Partnership that all Series Z Preferred Units delivered for conversion pursuant to this Section 6 shall be delivered to the Partnership free and clear of all liens, and, notwithstanding anything contained herein to the contrary, the Partnership shall not be under any obligation to convert Series Z Preferred Units which are subject to any liens.

     (h) Notwithstanding any thing to the contrary in the main part of the Partnership Agreement, a holder of Series Z Preferred Units may deliver a Redemption Notice pursuant to

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Section 8.6A of the main part of the Partnership Agreement relating to those
Common Units that will be issued to such holder upon conversion of such Series Z Preferred Units into Common Units in advance of the Option Strike Date or Conversion Date, as applicable; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place until such Common Units are issued upon the conversion of the Series Z Preferred Units pursuant to either Section 6 or Section 7 hereof. For clarity, it is noted that the objective of this paragraph is to put a holder in a position where, if he so wishes, the Common Units into which his Series Z Preferred Units will be converted can be redeemed by the Partnership simultaneously with such conversion, with the further consequence that, if the Partnership elects to satisfy its redemption obligation with respect to such Common Units under
Section 6A of the main part of the Partnership Agreement by delivering to such holder Common Shares (as defined in the Registration Rights and Lock-Up Agreement) rather than cash, then such holder will have such common Shares issued to him simultaneously with the conversion of his Series Z Preferred Units into Common Units, such that such holder can be in a position to sell such Common Shares as contemplated by the Registration Rights and Lock-Up Agreement or otherwise without delay. The General Partner shall cooperate with a holder of Series Z Preferred Units to coordinate the timing of the different events described in the foregoing sentence (including the calculation of the number of Common Units into which such holder's Series Z Preferred Units will convert and the mechanics of issuing and delivering Common Units and Common Shares) and shall use commercially reasonable efforts to cause the conversion of such holder's Series Z Preferred Units, the redemption of the Common Units issued upon such conversion and the issuance of the Common Shares to be issued upon such redemption, if applicable, to occur in such a manner as to accomplish the objective described in the foregoing sentence.

     7.   Mandatory Automatic Conversion.
          ------------------------------

     (a) Unless redeemed by the Partnership pursuant to Section 5 hereof, or previously converted at the election of the holders pursuant to Section 6 hereof, on the later of (a) February 11, 2002 (24 months from the Signing Date) or (b) the expiration of the Lock-up (as defined in the Registration Rights and Lock-Up Agreement) pursuant to Section 2(a) of the Registration Rights and Lock-Up Agreement or (c) the earlier of either (i) the date upon which, pursuant to and in accordance with the terms of the Registration Rights and Lock-Up Agreement a Registration Statement (as defined therein) relating to all of the Registrable Shares (as defined therein) has been declared effective by the Securities and Exchange Commission, provided that the General Partner has given at least five (5) trading days prior written notice to the holders of Series Z Preferred Units that such declaration of effectiveness would be forthcoming on such date or (ii) if such written notice has not been given at least five (5) trading days prior to such a declaration of effectiveness, then the date that is the fifth (5th) trading day after a written notice of such declaration of effectiveness is given to the holders of Series Z Preferred Units by the General Partner (the "Conversion Date"), each Series Z Preferred Unit that has not been redeemed prior to such date pursuant to Section 5 hereof or converted pursuant to Section 6 hereof shall automatically and without any notice or action being required of the Partnership, the General Partner or any holder of Series Z Preferred Units, be converted into a number of Common Unit(s) equal to the greater of (i) one (1) multiplied by the Adjustment Factor or (ii) the

Liquidation Preference of each Series Z Preferred Unit held by such holder divided by the Conversion Price. Fractional Units shall be paid in dollars as described in (c) below.

     (b) The conversion of all unredeemed Series Z Preferred Units shall occur automatically at the close of business on the Conversion Date, without any action on the part of the holders of Series Z Preferred Units or the Partnership, and immediately after the close of business on such date any holder of Series Z Preferred Units who had all or a portion of its Series Z Preferred Units converted shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the Common Units issuable upon such conversion. The conversion shall be deemed to have been effected immediately at the close of business on the Conversion Date, and the Series Z Preferred Units shall be deemed converted into Common Units at the close of business on such date. After the conversion of Series Z Preferred Units as aforesaid, the Partnership shall deliver to such holder, upon his written request, a certificate of the General Partner certifying the number of Common Units held by such person immediately after such conversion. Notwithstanding anything in this Section 7 to the contrary, if within ten (10) trading days after a Conversion Date the Company initiates a Suspension Period (as defined in Section 8(c) of the Registration Rights and Lock-Up Agreement) or an Offering Blackout Period (as defined in Section 8(d) of the Registration Rights and Lock-Up Agreement), then immediately upon such event (a "Reconversion Event"), and retroactive as of the Conversion Date, all Common Units issued to holders of Series Z Preferred Units upon conversion pursuant to this Section 7 which continue to be held by such holders on the date of the Reconversion Event (the "Reconversion Date") shall be deemed to have been reconverted into the corresponding original number of Series Z Preferred Units held by such holder on the Conversion Date prior to such conversion. Following a Reconversion Event, all provisions hereof (including without limitation this Section 7, including without limitation this paragraph (b)) shall again apply to the Series Z Preferred Units into which the Common Units shall have been reconverted to the same extent as they applied before the original Conversion Date, except the new Conversion Date shall be the business date immediately following the date on which the Suspension Period or Offering Blackout Period, as applicable, ends, if on such date the Registration Statement (as defined in the Registration Rights and Lock-Up Agreement) is effective and available to holders of Registrable Shares (as defined in the Registration Rights and Lock-Up Agreement) for resales thereof. For clarity, it is noted that the objective of the preceding sentence is to provide for the application of all of the provisions of this Certificate as to any and all Series Z Preferred Units that are reconverted in accordance with this Section, including, without limitation, the terms for reconversion set forth in this Section, such that any Series Z Preferred Units that are again converted into Common Units after previous reconversion(s) in accordance with this Section will be subject to a further reconversion in the event of another subsequent Suspension Period or Offering Blackout Period within the time frame set forth above.

     (c) No fractions of Common Units shall be issued upon conversion of the Series Z Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of Series Z Preferred Units, the Partnership shall pay to the holder of such Series Z Preferred Units within two Business Days of the Conversion Date by certified check to or on the order of the holders of Series Z Preferred Units, an amount in cash based upon the Current Market Price of Common Units on the Trading Day immediately preceding the date of conversion, it being understood that if a holder has more than one Series Z Preferred Unit, then the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series Z Preferred Units held by such holder.

     (d) (i) The following events shall be "Adjustment Events": if the Partnership shall after the date hereof (A) make a distribution on its Common Units in Common Units, (B) subdivide its outstanding Common Units into a greater number of units, (C) combine its outstanding Common Units into a smaller number of units or (D) issue any units by reclassification of its Common Units.

          (ii) If one or more Adjustment Events occur between the Signing Date and the Redemption Date, Option Strike Date, or Conversion Date, as applicable, then on the Redemption Date, Option Strike Date, or Conversion Date, as applicable, the Adjustment Factor shall be recalculated once by using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously the Redemption Date, Option Strike Date, or Conversion Date, as applicable, as described in clause
               (iii) of this Section 7(d).

        (iii) With respect to each single Adjustment Event, the Adjustment Factor shall be recalculated by multiplying it by a fraction (A) the numerator of which shall be the number of Common Units outstanding immediately after giving effect to such Adjustment Event and (B) the denominator of which shall be the number of Common Units outstanding immediately before giving effect to such Adjustment Event.

          (iv) Notwithstanding any other provisions of this Section 7, the Partnership shall not be required to make any adjustment of the Adjustment Factor for the issuance of any Common Units pursuant to any employee benefit or compensation plan or other plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan (or the issuance of any Common Units to the Company in respect of a capital contribution by it resulting from an analogous sale of its securities). All calculations under this Section 7 shall be made to the nearest cent with $.005 being rounded upward) or to the nearest one-tenth of a Unit (with .05 of a Unit being rounded upward), as the case may be.

     (e) If the Partnership shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self tender offer for all or substantially all Common Units or sale of all or substantially all of the Partnership's assets, but excluding any transaction which constitutes an Adjustment Event for purposes of paragraph (d) of this Section 7) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Units shall be converted into the right to receive securities or other property (including cash or any combination thereof), each Series Z Preferred Unit shall automatically be converted into the right to receive in connection with such Transaction the kind and amount of securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Series Z Preferred Unit would have been converted immediately prior to such Transaction pursuant to Section 6(a) applied as of the effective date of such Transaction (assuming that such date was the Option Strike Date), assuming such holder of Common Units (i) is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Unit of the Partnership held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election by such person shall not have been exercised ("Non-Electing Unit"), then for the purpose of this paragraph (e) the kind and amount of securities and other property (including cash) receivable upon such Transaction by each Non-Electing Unit shall be deemed to be the kind and amount so receivable per Unit by a plurality of the Non- Electing Units).

     (f) If the Adjustment Factor is adjusted as herein provided, the Partnership shall promptly file in the books and records of the Partnership an officer's certificate setting forth the Adjustment Factor after such adjustment as required by the terms hereof and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall prepare a notice of such adjustment of the Adjustment Factor setting forth the adjusted Adjustment Factor and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Adjustment Factor to the holders of each Series Z Preferred Unit at such holder's last address as shown on the records of the Partnership.

     (g) In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective upon the occurrence of an Adjustment Event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series Z Preferred Unit converted before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fractional Common Unit.

     (h) There shall be no adjustment of the Adjustment Factor in case of the issuance of any Units in a financing, reorganization, acquisition or other similar business transaction except as specifically set forth in this Section 7. If any action would require adjustment of the Adjustment Factor pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

     (i) If the Partnership shall take any action affecting the Common Units, other than action described in this Section 7, that in the opinion of the General Partner would materially adversely affect the conversion rights of the holders of the Series Z Preferred Units, the Adjustment Factor may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the General Partner, in its sole discretion, may determine to be equitable in the circumstances.

     (j) The Assignee of any Limited Partner pursuant to Section 11 hereof and/or Section 11 of the main part of the Partnership Agreement (and pursuant to the terms of the Registration Rights and Lock-Up Agreement) may exercise the rights of such Limited Partner pursuant to this Section 7, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by the Assignee. In connection with any exercise of such rights by an Assignee of a Limited Partner, the cash amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

     (k) Notwithstanding any thing to the contrary in the main part of the Partnership Agreement, a holder of Series Z Preferred Units may deliver a Redemption Notice pursuant to Section 8.6A of the main part of the Partnership Agreement relating to those Common Units that will be issued to such holder upon conversion of such Series Z Preferred Units into Common Units in advance of the Option Strike Date or Conversion Date, as applicable; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place until such Common Units are issued upon the conversion of the Series Z
Preferred Units pursuant to either Section 6 or Section 7 hereof.   For clarity,
it is noted that the objective of this paragraph is to put a holder in a position where, if he so wishes, the Common Units into which his Series Z Preferred Units will be converted can be redeemed by the Partnership simultaneously with such conversion, with the further consequence that, if the Partnership elects to satisfy its redemption obligation with respect to such Common Units under Section 6A of the main part of the Partnership Agreement by delivering to such holder Common Shares (as defined in the Registration Rights and Lock-Up Agreement) rather than cash, then such holder will have such Common Shares issued to him simultaneously with the conversion of his Series Z Preferred Units into Common Units, such that such holder can be in a position to sell such Common Shares as contemplated by the Registration Rights and Lock-Up Agreement or otherwise without delay. The General Partner shall cooperate with a holder of Series Z Preferred Units to coordinate the timing of the different events described in the foregoing sentence (including the calculation of the number of Common Units into which such holder's Series Z Preferred Units will convert and the mechanics of issuing and delivering Common Units and Common Shares) and shall use commercially reasonable efforts to cause the conversion of such holder's Series Z Preferred Units, the redemption of the Common Units issued upon such conversion and the issuance of the Common Shares to be issued upon such redemption, if applicable, to occur in such a manner as to accomplish the objective described in the foregoing sentence.

     The Partnership further covenants that any Common Units issued upon conversion or redemption of the Series Z Preferred Units shall be validly issued, fully paid and non-assessable.

     8.   Voting Rights.

     (a) Holders of the Series Z Preferred Units will (a) have those voting rights from time to time required by law, (b) have the same voting rights as a holder of Common Units has under the main part of the Partnership Agreement, voting as a single class with the Common Units, with each Series Z Preferred Unit being treated as one (1) Common Unit for purposes of any such vote, and (c) have those additional voting rights that are set forth below.

     (b) So long as any Series Z Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series Z Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series Z Preferred Units or the holders thereof in their capacity as holders of Series Z Preferred Units, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of the holders of Common Units; but subject, in any event, to the following provisions:

          (i) With respect to the occurrence of any merger, consolidation or other business combination or reorganization, so long as the Series Z Preferred Units are treated in accordance with paragraph
               (e) of Section 7 hereof, the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Z Preferred Units.

          (ii) Any creation or issuance of any Common Units or of any class or series of Preferred Units, whether ranking senior to, junior to, or on a parity with the Series Z Preferred Units with respect to the payment of distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the holders of the Series Z Preferred Units.

     (c) The foregoing voting provisions will not apply if, at or prior to the time when the act, with respect to which such vote would otherwise be required, will be effected, all outstanding Series Z Preferred Units shall have been redeemed or converted.

     9. Ranking. The Series Z Preferred Units shall rank junior to all other classes or series of Units of the Partnership whether now authorized or outstanding or hereafter created, authorized or issued, except that (a) as to distribution of assets upon liquidation, dissolution or winding up, the Series Z Preferred Units shall rank senior to the Common Units, (b) as to the payment of distributions, during the Half Distribution Period and any Full Distribution Period, the Series Z Preferred Units shall rank pari passu with the Common Units, and (c) as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series which by its terms specifies that it shall rank junior ("Junior Units") to or on a parity ("Parity Units") with Series Z Preferred Units shall rank junior or pari passu, as the case may be with the Series Z Preferred Units.

     10. Notices. All notices, demand, requests or other communications which may be or are required to be given, served or sent hereunder will be in writing and delivered by certified U.S. mail, return receipt required, with postage prepaid, or by nationally recognized overnight courier service that provides tracking and proof of receipt. Notices shall be deemed delivered upon the earlier of (i) delivery, (ii) refusal of delivery by addressee, (iii) two Business Days after deposit in the U.S. Mails in the case of certified U.S. mail, or (iv) one Business Day after deposit with a nationally recognized overnight courier. Notices to Series Z Preferred Unitholders shall be sent to their address of record with the Partnership. Any Series Z Preferred Unitholder may change its address of record by written notice as given as aforesaid. Notices delivered to the Partnership shall be addressed to Boston Properties Limited Partnership, Attn.: Chief Financial Officer, 800 Boylston Street, Suite 400, Boston, MA 02199-8001 or to such other address as the Partnership may have notified holders in the manner provided in this Section 10.

     11. Transfers. Subject to the terms of the Registration Rights and Lock-Up Agreement, a holder of Series Z Preferred Units shall be entitled to transfer such Series Z Preferred Units to the same extent that holders of Common Units are entitled to transfer their Common Units pursuant to Article 11 of the main part of the Partnership Agreement.

     IN WITNESS WHEREOF, Boston Properties, Inc., as General Partner of the Partnership, has caused this Certificate of Designations to become effective, and the Partnership Agreement is hereby amended by giving effect to the terms set forth herein.

                                  BOSTON PROPERTIES, INC.


                                  By:_________________________________
                                     Name:
                                     Title:
                                     Date: December __, 2000

                                   Exhibit A
                                   ---------
                   to the Certificate of Designations for the
                            Series Z Preferred Units

                    NOTICE OF ELECTION BY PARTNER TO CONVERT
                   SERIES Z PREFERRED UNITS INTO COMMON UNITS

     The undersigned Series Z Preferred Unitholder hereby irrevocably (i) elects to convert the number of Series Z Preferred Units in Boston Properties Limited Partnership (the "Partnership") set forth below into Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership and the Certificate of Designations relating to the Series Z Preferred Units that is a part thereof; and (ii) directs that any cash in lieu of Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such Series Z Preferred Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Series Z Preferred Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.



Name of Series Z Preferred Unit holder:_____________________________________
                       (Please Print: Exact Name as Registered with Partnership)


Date of this Notice:


                                       _________________________________________
                                       (Signature of Limited Partner: Sign Exact
                                       Name as Registered with Partnership)

                                       _________________________________________
                                       (Street Address)

                                       _________________________________________
                                       (City)                (State)  (Zip Code)


                                       Signature Guaranteed by:



                                       _________________________________________